UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2019
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by The Andersons, Inc. (the "Company") on January 2, 2019 to include Item 9.01 (a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information) in connection with the acquisition of Lansing Trade Group, LLC. No other changes have been made to the items included in the Current Report on Form 8-K filed on January 2, 2019 other than amending and restating Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

The Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filling date for this Current Report on Form 8-K.

(d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description

2.1
Agreement and Plan of Merger among The Andersons, Inc., Brisket Merger Sub 1, LLC, Brisket Merger Sub 2, LLC, Brisket Merger Sub 3, LLC, LGC Group, Inc. and Lansing Trade Group, LLC, dated October 15, 2018, (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.) (Incorporated by reference to Form 8-K filed October 16, 2018).

10	Employment Agreement between The Andersons, Inc. and William E. Krueger (Incorporated by reference to Form 8-K filed on January 2, 2019)
23.1	Consent of KPMG LLP. (filed herewithin)
23.2	Consent of PricewaterhouseCoopers LLP. (filed herewithin)
99.1	The Andersons, Inc. Press Release dated January 2, 2019 (Incorporated by reference to Form 8-K filed on January 2, 2019)
99.2
The audited consolidated balance sheet of Lansing Trade Group, LLC as of December 31, 2018 and the related audited consolidated statements of comprehensive income, equity and cash flows for the year ended December 31, 2018, together with the notes thereto and the auditors' report thereon. (filed herewithin)

99.3
The audited consolidated balance sheet of Lux JV Treasury Holding Company S.a.r.l. as of December 31, 2018 and the related audited consolidated statements of operations and retained earnings and cash flows for the year ended December 31, 2018, together with the notes thereto and the auditors' report thereon. (filed herewithin)

99.4
The unaudited pro forma combined balance sheet of The Andersons, Inc. as of December 31, 2018 and the unaudited pro forma combined consolidated statement of income for the year ended December 31, 2018. (filed herewithin)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

March 18, 2019	By:	/s/ Naran U. Burchinow

Name: Naran U. Burchinow
Title: General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

2.1
Agreement and Plan of Merger among The Andersons, Inc., Brisket Merger Sub 1, LLC, Brisket Merger Sub 2, LLC, Brisket Merger Sub 3, LLC, LGC Group, Inc. and Lansing Trade Group, LLC, dated October 15, 2018, (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.) (Incorporated by reference to Form 8-K filed October 16, 2018).

10	Employment Agreement between The Andersons, Inc. and William E. Krueger (Incorporated by reference to Form 8-K filed on January 2, 2019)
23.1	Consent of KPMG LLP. (filed herewithin)
23.2	Consent of PricewaterhouseCoopers LLP. (filed herewithin)
99.1	The Andersons, Inc. Press Release dated January 2, 2019 (Incorporated by reference to Form 8-K filed on January 2, 2019)
99.2
The audited consolidated balance sheet of Lansing Trade Group, LLC as of December 31, 2018 and the related audited consolidated statements of comprehensive income, equity and cash flows for the year ended December 31, 2018, together with the notes thereto and the auditors' report thereon. (filed herewithin)

99.3
The audited consolidated balance sheet of Lux JV Treasury Holding Company S.a r.l. as of December 31, 2018 and the related audited consolidated statements of operations and retained earnings and cash flows for the year ended December 31, 2018, together with the notes thereto and the auditors' report thereon. (filed herewithin)

99.4
The unaudited pro forma combined balance sheet of The Andersons, Inc. as of December 31, 2018 and the unaudited pro forma combined consolidated statement of income for the year ended December 31, 2018. (filed herewithin)